UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-3187	CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC (a Texas limited liability company) 1111 Louisiana Street Houston, TX 77002 (713) 207-1111	22-3865106

333-291629	CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC (a Delaware limited liability company) 1111 Louisiana Street, Suite 4654A Houston, TX 77002 (713) 207-5469	61-2310021

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	N/A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 26, 2026, the Limited Liability Company Agreement of CenterPoint Energy Restoration Bond Company III, LLC, a Delaware limited liability company (the “Issuing Entity”), was amended and restated (the “A&R LLC Agreement”) in the form previously disclosed on the Issuing Entity’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 19, 2026 and described in the Prospectus (as defined below). The A&R LLC Agreement was adopted by CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (“CenterPoint Houston”), the sole member of the Issuing Entity.

Item 8.01. Other Events

On February 26, 2026, the Issuing Entity issued $1,193,474,000 aggregate principal amount of its Series 2026-A Senior Secured System Restoration Bonds (the “System Restoration Bonds”), pursuant to an Indenture, dated as of February 26, 2026, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as indenture trustee (the “Trustee”), and U.S. Bank National Association, as securities intermediary, as supplemented by the Series Supplement (together, the “Indenture”), dated as of February 26, 2026, by and between the Issuing Entity and the Trustee. The System Restoration Bonds were offered pursuant to the Prospectus dated February 18, 2026 (the “Prospectus”). In connection with the issuance of the System Restoration Bonds, CenterPoint Houston and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Limited Liability Company Agreement of CenterPoint Energy Restoration Bond Company III, LLC, dated as of February 26, 2026.

4.1	Indenture by and among CenterPoint Energy Restoration Bond Company III, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the forms of the System Restoration Bonds and the form of Series Supplement), dated as of February 26, 2026.

4.2	Series Supplement by and between CenterPoint Energy Restoration Bond Company III, LLC and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of February 26, 2026.

5.1	Opinion of Baker Botts L.L.P. with respect to legality of the System Restoration Bonds.

8.1	Opinion of Baker Botts L.L.P. with respect to federal tax matters.

10.1	System Restoration Property Servicing Agreement by and between CenterPoint Energy Restoration Bond Company III, LLC and CenterPoint Energy Houston Electric, LLC, as Servicer, dated as of February 26, 2026.

10.2	System Restoration Property Sale Agreement by and between CenterPoint Energy Restoration Bond Company III, LLC and CenterPoint Energy Houston Electric, LLC, as Seller, dated as of February 26, 2026.

10.3	Administration Agreement by and between CenterPoint Energy Restoration Bond Company III, LLC and CenterPoint Energy Houston Electric, LLC, as Administrator, dated as of February 26, 2026.

10.4	Intercreditor Agreement by and among CenterPoint Energy Restoration Bond Company III, LLC, CenterPoint Energy Houston Electric, LLC, CenterPoint Energy Restoration Bond Company II, LLC and U.S. Bank Trust Company, National Association, dated as of February 26, 2026.

23.1	Consent of Baker Botts L.L.P. (included as part of its opinions filed as Exhibits 5.1 and 8.1).

99.1	Opinion of Baker Botts L.L.P. with respect to certain U.S. and Texas constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 26, 2026

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC

By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Vice President and Chief Accounting Officer